                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 29, 2001
                                 ---------------
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                               0-17288            75-2193593
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(State or Other Jurisdiction          (Commission         (IRS Employer
of Incorporation)                     File Number)        Identification No.)

           5847 San Felipe, Suite 900, Houston, TX             77057
           ---------------------------------------------------------------------
           (Address of Principal Executive Offices)          (Zip Code)

                                 (713) 783-8200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events.
                        ------------

            On August 28, 2001, Tidel Technologies, Inc. issued a press release, set forth as Exhibit 99.1 to this Current  Report,  which  provides an update on developments  relating to Tidel's $18 million  principal  amount 6%  Convertible
Debentures.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

        (c)     Exhibits
                --------

                Exhibit No.      Exhibits
                -----------      --------

                99.1             Press Release of Tidel Technologies, Inc. dated
                                 August 28, 2001.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TIDEL TECHNOLOGIES, INC.

Dated: August 29, 2001                 By: /s/  Leonard  Carr
                                           --------------------------------
                                           Name: Leonard Carr
                                           Title: Senior Vice President